Exhibit 99.16

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-E

KEY PERFORMANCE FACTORS
August 31, 1998



        Expected B Maturity                                        06/16/03


        Blended Coupon                                              5.8503%



        Excess Protection Level
          3 Month Average   5.40%
          August, 1998   6.33%
          July, 1998   5.16%
          June, 1998   4.69%


        Cash Yield                                  19.08%


        Investor Charge Offs                         5.09%


        Base Rate                                    7.66%


        Over 35 Day Delinquency                      5.00%


        Seller's Interest                           11.64%


        Total Payment Rate                          14.21%


        Total Principal Balance                     $37,775,682,964.86


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,395,888,446.37